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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       October 19, 2000 (October 19, 2000)
              ----------------------------------------------------
                Date of Report (Date of earliest event reported)

                           UNION PLANTERS CORPORATION
            --------------------------------------------------------
               (Exact name of registrant as specified in charter)

       TENNESSEE                       1-10160                  62-0859007
------------------------             ------------          -------------------
(State of incorporation)             (Commission              (IRS Employer
                                     File Number)          Identification No.)

                      UNION PLANTERS ADMINISTRATIVE CENTER
                          7130 GOODLETT FARMS PARKWAY
                           MEMPHIS, TENNESSEE 38018
                    ----------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code:  (901) 580-6000
                                                           ----------------

                                 Not Applicable
        -----------------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 5. OTHER EVENTS

THIRD QUARTER EARNINGS RELEASE

         On October 19, 2000, Union Planters Corporation announced operating results for the three and nine months ended September 30, 2000. A copy of the Company's press release announcing the results is attached as Exhibit 99.1 and is incorporated by reference herein, Additionally, the Company provided supplemental financial information for analysts and other interested investors which is attached as Exhibit 99.2 and is incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS

         C. Exhibits

         99.1     Union Planters Corporation Press Release dated
                  October 19, 2000 announcing operating results for the three and nine months ended September 30, 2000
         99.2     Third Quarter 2000 Unaudited Supplemental Financial Information


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Union Planters Corporation
                               -------------------------------------------------
                                                  Registrant


Date: October 19, 2000                        /s/ Bobby L. Doxey
      ----------------         -------------------------------------------------
                                                  Bobby L. Doxey
                                    Senior Executive Vice President, Chief
                                Financial Officer, and Chief Accounting Officer


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